CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT


I, Edward J. Roach, President & Treasurer of The RBB Fund, Inc. (the "Registrant"), certify that:

         1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    April 24, 2008              /s/ Edward J. Roach
     ----------------------------    -------------------------------------------
                                     Edward J. Roach, President & Treasurer
                                     (principal executive officer &
                                     principal financial officer)



THIS CERTIFICATION IS BEING FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND 18 U.S.C. SS.1350 AND IS NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.